                                                                   EXHIBIT 1

      COMMON STOCK                                      COMMON STOCK
         NUMBER                                            SHARES
                             [ArthroCare
                              Corporation
                                LOGO]
                                             SEE REVERSE FOR STATEMENTS RELATING
                                                    TO RIGHTS, PREFERENCES,
                                                 PRIVILEGES AND RESTRICTIONS
                                                      CUSIP 043136 10 0

          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT






is the owner of


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

-----------------------------ARTHROCARE CORPORATION ----------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


     Dated:
                             ARTHROCARE CORPORATION
                                   CORPORATE
                                      SEAL
                                    OCT. 20,
                                      1995
                                    DELAWARE
   /s/---------------                                /s/---------------
        SECRETARY                                          PRESIDENT





COUNTERSIGNED AND REGISTERED:
      NORWEST BANK MINNESOTA, N.A.
                          TRANSFER AGENT
                           AND REGISTRAR
BY

                     AUTHORIZED SIGNATURE




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        The Corporation is authorized to issue two classes of stock, Common
Stock and Preferred Stock. The Board of Directors of the Corporation has the authority to fix the number of shares and the designation of any series of Preferred stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any issued series of Preferred Stock.
        A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

        The following abbreviations, when used in the inscription of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                   UNIF GIFT MIN - .....................CUSTODIAN.........................
        TEN ENT - as tenants by the entireless                                     (Cust)                           (Minor)
        JT TEN  - as joint tenants with right of                         Under Uniform Gifts to Minors
                  survivorship and not as tenants                        Act....................................................
                  in common                                                                      (State)
                                                         UNIF TAX MIN ACT - ..............CUSTODIAN (unit) age..................
                                                                                (Cust)
                                                                         ................................under Uniform Transfers
                                                                                     (Minor)
                                                                         to Minors Act..........................................
                                                                                                     (State)


    Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
________________________________________
/                                       /
/_______________________________________/

_______________________________________________________________________________
    (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________

                                       X ______________________________________

                                       X ______________________________________
                                 Notice: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT
                                         OR ANY CHANGE WHATEVER

Signature(s) Guaranteed





By_________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED MEDALLION SIGNATURE GUARANTEE
PROGRAM, PURSUANT TO S.E.C. RULE 17ND-15.

        THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN ARTHROCARE CORPORATION AND NORWEST BANK MINNESOTA, N.A., AS THE RIGHTS AGENT, DATED AS OF NOVEMBER 14, 1996, (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ARTHROCARE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE, ARTHROCARE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.